UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Premier Multi-Series VIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF MEETING OF SHAREHOLDERS

PREMIER MULTI-SERIES VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”)

1633 Broadway,

New York, NY 10019

Dear Contract Owner:

Please take notice that a Meeting of Shareholders (the “Meeting”) of the Portfolio, the sole active series of Premier Multi-Series VIT (the “Trust”), has been called to be held at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York on March 20, 2020, at 9:00 a.m. (Eastern Time), and at any adjournment thereof, for the following purposes, as more fully described in the accompanying Proxy Statement dated January 28, 2020:

I.

To approve a proposal to liquidate and dissolve the Portfolio and terminate the Trust, as set forth in the Plan of Liquidation, Termination and Dissolution (the “Plan”) adopted by the Board of Trustees of the Portfolio (the “Board”); and

II.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Shares of the Portfolio are offered only to separate accounts established by an insurance company. As an owner of a variable annuity contract (a “Contract”) with Contract value allocated to the Portfolio through a separate account established by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York (each, an “Insurance Company Sponsor”), you (a “Contract Owner”) are entitled to instruct the Insurance Company Sponsor that issued your Contract how to vote the Portfolio shares related to your interest in that account as of the close of business on December 20, 2019. The Insurance Company Sponsor that issued your Contract is the record owner of the Portfolio shares related to your interest in that account and may be referred to as a “shareholder” in the proxy statement and other accompanying materials.

The enclosed proxy materials provide more information about the proposed Plan, and a voting instruction card is enclosed to permit you to submit your instructions.

The Board has fixed the close of business on December 20, 2019 as the record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contract Owners entitled to provide voting instructions for the Meeting and any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board.

The Insurance Company Sponsor that issued your Contract, or any proxy it appoints, will vote the shares it owns in relation to your interest in its account invested in the Portfolio according to your instructions, and will vote in its discretion on any other business as may properly come before the Meeting and any adjournments or postponements thereof.

By order of the Board of Trustees,

Angela Borreggine, Secretary and Chief Legal Officer

January 28, 2020

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

WHAT IS THIS DOCUMENT AND WHY DID YOU SEND IT TO ME?

This booklet contains a Notice of the Meeting of Shareholders (the “Meeting”) of the Portfolio and the Proxy Statement, which provide you with information you should review before voting on, or providing your voting instructions with respect to, the proposal to liquidate and dissolve the Portfolio and the Trust (the “Liquidation”) as set forth in the Plan of Liquidation, Termination and Dissolution (the “Plan”) that will be presented at the Meeting.

On December 17, 2019, the Board of Trustees of the Portfolio (the “Board”) approved the Liquidation pursuant to the Plan and directed that the Liquidation be submitted to shareholders for approval at the Meeting. You are receiving this proxy material as an owner of a variable annuity contract (a “Contract”) with Contract value allocated to the Portfolio through a separate account established by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York (each, an “Insurance Company Sponsor”). Accordingly, you (a “Contract Owner”) are entitled to instruct the Insurance Company Sponsor that issued your Contract how to vote the Portfolio shares related to your interest in that account as of the close of business on December 20, 2019. The Insurance Company Sponsor that issued your Contract is the record owner of the Portfolio shares related to your interest in that account and may be referred to as a “shareholder.” The Liquidation will not occur unless the Plan is approved by shareholders as described in the Proxy Statement.

WHO IS ELIGIBLE TO VOTE?

Shareholders at the close of business on December 20, 2019 (the “Record Date”) are entitled to vote in connection with the Meeting and any adjournment or postponement of the Meeting. Contract Owners with Contract value allocated to the Portfolio as of the Record Date are entitled to provide voting instructions in connection with the Meeting and any adjournment or postponement of the Meeting. If you were a Contract Owner on the Record Date, you have the right to provide voting instructions with respect to the full Contract value on the Record Date, even if you later reduced or disposed of your beneficial interest in the Portfolio.

WHY IS THE PLAN BEING PROPOSED?

As discussed in the Proxy Statement, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) does not have an optimistic outlook for the Portfolio to attract or gain scale given its small size, limited client interest, and challenged performance profile. Since the Portfolio’s inception, it has exhibited below benchmark performance results over all time periods. At a meeting of the Board held on December 17, 2019, Portfolio management recommended to the Board that the Portfolio liquidate its assets.

Following review and discussions with management, the Board, including all of the Trustees who are not “interested persons” of the Portfolio (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), with the advice and assistance of independent counsel, determined that the proposed Plan is in the best interests of shareholders and Contract Owners, and approved the Liquidation and the Plan.

The Board has approved the Plan subject to obtaining shareholder approval, and is recommending that you direct the voting of the Portfolio shares attributable to your Contract in favor of the Plan.

WHEN WILL THE LIQUIDATION AND DISTRIBUTIONS OCCUR?

If the Plan is approved, Portfolio management, under the oversight of the Board and officers of the Portfolio, will proceed to wind up the Portfolio’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions. Portfolio management anticipates that the liquidation of the Portfolio will be completed in an orderly fashion. Thereafter the remaining steps of the Liquidation, including the termination of the Trust, will be carried out under oversight of the Board.

WHAT WILL HAPPEN TO MY CONTRACT IN THE EVENT THE PLAN IS APPROVED?

You are encouraged to submit transfer instructions to the Insurance Company Sponsor that issued your Contract in order to transfer Contract values currently allocated to the Portfolio to other allocation options available under your Contract prior to the Liquidation. If you do not submit such instructions, immediately following the Liquidation, any Contract value representing liquidation proceeds from the Portfolio will be transferred to another investment option determined by the Insurance Company Sponsor that issued your Contract. Please consult your Contract prospectus and/or contact the Insurance Company Sponsor that issued your Contract for more information about alternative investments, including the default investment, and how to provide instructions for transferring your investment. You are receiving the enclosed proxy statement together with a letter from your Insurance Company Sponsor; you should review that letter carefully for important information about your options for transferring Contract value before the Liquidation and about the investment option to which the liquidation proceeds will be transferred if you do not provide transfer instructions before the Liquidation.

The liquidation proceeds will be net of expenses associated with the Liquidation (however, AllianzGI U.S., the investment manager of the Portfolio, will bear the full cost of this proxy solicitation). The expenses associated with the Liquidation will consist primarily of out-of-pocket transaction costs associated with liquidating the Portfolio’s investment portfolio, which costs, given the relatively liquid market for the securities in the Portfolio’s investment portfolio, are currently not expected by Allianz Global Investors U.S. LLC to exceed $4,500, although market factors cannot be predicted. The actual amounts to be received by Contract Owners who do not transfer Contract value before the Liquidation are subject to significant uncertainties and are not possible to predict at this time.

WHAT WILL HAPPEN IF THE PLAN IS NOT APPROVED BY SHAREHOLDERS?

If the proposed Plan is not approved by the Portfolio’s shareholders, the Portfolio will continue to operate as a series of Premier Multi-Series VIT (the “Trust”), with the same investment objectives as in the past, while the Board considers whether another course of action would benefit the Portfolio, its shareholders and the Contract Owners. However, even in the event the Liquidation is not approved, the Board may nevertheless act without shareholder approval to terminate the Portfolio or the entire Trust, including the Portfolio, though the timing for any such alternative approach to termination is uncertain.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the members of the Board, including the Independent Trustees, recommend that you direct the voting of the Portfolio shares attributable to their Contract in favor of the Plan.

WILL THE PORTFOLIO PAY FOR THIS PROXY SOLICITATION?

No. The Portfolio will not bear the cost of this proxy solicitation. Allianz Global Investors U.S. LLC, the investment manager of the Portfolio, will bear the full cost of this proxy solicitation.

HOW DO I PROVIDE VOTING INSTRUCTIONS?

For your convenience, you can provide voting instructions:

•	By Mail: Vote, sign and return the enclosed voting instruction card in the enclosed self-addressed, postage-paid envelope; or

•	By Telephone: Call the number printed on the enclosed voting instruction card.

•	On the Internet: Go to the website printed on the enclosed voting instruction card.

WHAT IF I WANT TO CHANGE MY VOTING INSTRUCTIONS?

You can change your voting instructions at any time prior to the Meeting by (i) giving written notice to the Secretary of the Portfolio at 1633 Broadway, New York, New York 10019 or (ii) providing later-dated voting instructions (either by signing and mailing another voting instruction card, or by calling American Stock Transfer & Trust Company, LLC (“AST Fund Solutions”) at (866)-811-1442.

WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

If you need any help, or have any questions regarding the proposals or how to provide voting instructions, please contact AST Fund Solutions at (866)-811-1442. Because the Portfolio is offered as an investment option in certain Contracts sold by participating life insurance companies, you may also obtain information by contacting your Insurance Company Sponsor or insurance agent.

PREMIER MULTI-SERIES VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”)

1633 Broadway,

New York, NY 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 20, 2020

The proxy statement is available at: https://us.allianzgi.com/en-us/products-solutions/vits. The Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders are available at: https://us.allianzgi.com/en-us/products-solutions/vits.

PROXY STATEMENT

DATED JANUARY 28, 2020

OVERVIEW OF PROPOSED LIQUIDATION PLAN OF THE PORTFOLIO

•

As an owner of a variable annuity contract (a “Contract”) with Contract value allocated to the Portfolio through a separate account established by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York (each, an “Insurance Company Sponsor”), you (a “Contract Owner”) are entitled to instruct the Insurance Company Sponsor that issued your Contract how to vote the Portfolio shares related to your interest in that account as of the close of business on December 20, 2019. The Insurance Company Sponsor that issued your Contract is the record owner of the Portfolio shares related to your interest in that account and may be referred to as a “shareholder.”

•

If the proposed liquidation plan is approved by shareholders, on or about April 24, 2020, or such other date as may be determined by the President of Premier Multi-Series VIT, the Portfolio will cease operations except for the purposes of winding up its affairs and taking other actions related to liquidation and dissolution. As soon as practicable thereafter, any outstanding shares of the Portfolio will be automatically redeemed after-which the Trust will terminate.

•

You may instruct the Insurance Company Sponsor that issued your Contract to reallocate your Contract value allocated to the Portfolio to another eligible investment option prior to or at the time of the liquidation. If no instructions are received, your Contract value will be reallocated to another investment, as determined by your Insurance Company Sponsor. See “Consequences to Contract Owners” for additional information.

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Premier Multi-Series VIT, a Massachusetts business trust (the “Trust”), for use at a Meeting of Shareholders of the Portfolio to be held at the offices of Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York on March 20, 2020 at 9:00 a.m. (Eastern Time), and at any adjournments or postponements thereof (collectively, the “Meeting”).

At the Meeting, shareholders of the Portfolio will vote on a proposed plan to liquidate the Portfolio and distribute the liquidation proceeds and therewith terminate the Trust (the “Proposal”) as described more fully below. If the Proposal is approved by Portfolio shareholders, the Portfolio would cease operations except for actions related to liquidation and termination as of April 24, 2020. Following the final liquidating distribution, pursuant to written notice to the shareholders and the Insurance Company Sponsors, the Trust will terminate.

The Portfolio engages in the business of an open-end registered management investment company, commonly known as a “mutual fund.” Shares of the Portfolio are offered only to separate accounts established by an insurance company. As the owner of a Contract with Contract value allocated to the Portfolio through a separate account established by an Insurance Company Sponsor, you are entitled to instruct the Insurance Company Sponsor that issued your Contract how to vote the Portfolio shares related to your interest in that account as of the close of business on December 20, 2019. The Insurance Company Sponsor that issued your Contract is the record owner of the Portfolio shares related to your interest in that account and may be referred to as a “shareholder.”

This Proxy Statement and the enclosed Notice of Special Meeting and proxy or voting instruction card are first being mailed to shareholders and Contract Owners on or about January 28, 2020 or as soon as practicable thereafter. Contract Owners may provide voting instructions: (i) by mail, by indicating voting instructions, signing and returning the enclosed voting instruction card; or (ii) by telephone, by calling the number printed on the enclosed voting instruction card.

Once a Contract Owner provides voting instructions, those instructions may be revoked at any time prior to the vote taking place by written notification received by the Trust (addressed to the Trust’s Secretary at the Trust’s principal executive offices, 1633 Broadway, New York, New York 10019) or by the Insurance Company Sponsor of your Contract, by the execution of a later-dated voting instruction card, or by the Trust’s receipt of a telephonic vote. Voting instructions provided by telephone may be revoked at any time prior to the vote taking place in the same manner that proxies voted by mail may be revoked.

The Portfolio will not bear the cost of this proxy solicitation, which is expected to be approximately $5,000. Allianz Global Investors U.S. LLC, the investment manager of the Portfolio, will bear the full cost of this proxy solicitation. The Portfolio will, however, bear the other expenses associated with the Portfolio’s liquidation. These expenses borne by the Portfolio will consist primarily of out-of-pocket transaction costs associated with liquidating the Portfolio’s investment portfolio, which costs, given the relatively liquid market for the securities in the Portfolio’s investment portfolio, are currently not expected by Allianz Global Investors U.S. LLC to exceed $4,500, although market factors cannot be predicted. The actual amounts to be received by Contract Owners who do not transfer Contract value before the Liquidation are subject to significant uncertainties and are not possible to predict at this time.

Description of Voting

The approval of the Proposal requires the affirmative vote of shareholders holding at least 66 2/3% of the issued and outstanding shares of the Portfolio.

Shareholders of record at the close of business on December 20, 2019 (the “Record Date”) will be entitled to one vote per share, and a proportionate fractional vote per fractional share, on all business of the Meeting and any adjournments or postponements. There were 2,327,899.739 shares of beneficial interest of the Portfolio outstanding on the Record Date.

The presence at the Meeting of at least 30% of the issued and outstanding shares of the Portfolio shall constitute a quorum for the transaction of business. Because the Insurance Company Sponsors are the sole shareholders of record and have indicated intent to attend the Meeting in person or by proxy, it is anticipated that a quorum will be present.

An Insurance Company Sponsor (as shareholder of record) will vote all shares for which voting instructions are timely received in accordance with such instructions. If no specification is made on a properly executed and timely received voting instruction card, the shares will be voted “FOR” the Proposal. A vote to “ABSTAIN” will not count as a vote in favor of the Proposal and will have the same effect as a vote against the Proposal. An Insurance Company Sponsor will vote all shares for which voting instructions are not received, as well as shares it holds beneficially for its own accounts, in the same proportion as the shares for which voting instructions are timely received from Contract Owners. As a result, a relatively small number of Contract Owners may determine the outcome of the vote if other Contract Owners fail to vote. The Insurance Company Sponsors will vote certain other matters (e.g., adjournment of the Meeting) as specified in the Proxy Statement and will vote according to their discretion on any other matter that may properly come before the Meeting.

Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. The Insurance Company Sponsors will vote all shares, including those for which timely instructions are not received. As such, there will be no broker non-votes.

If a quorum is not present, or if sufficient votes in favor of the Proposal are not received, the Insurance Company Sponsors or any persons named as proxies may propose and vote for one or more adjournments of the Meeting, including to permit further solicitation of voting instructions. Shares for which voting instructions are received “AGAINST” the proposal or to “ABSTAIN” will not be voted in favor of an adjournment. All other shares will be voted in favor of such adjournment.

No additional approvals, including from federal or state authorities, are required to carry out the liquidation and dissolution of the Portfolio.

The Portfolio provides periodic reports to all shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive a copy of the Portfolio’s Annual Report dated December 31 and most recent Semi-Annual Report, without charge, at https://us.allianzgi.com/en-us/products-solutions/vits, by calling 800-498-5413 or by writing the Portfolio at c/o Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019.

APPROVAL OF THE PLAN OF LIQUIDATION, TERMINATION AND DISSOLUTION

At the Meeting, shareholders will be asked to approve the Plan of Liquidation, Termination and Dissolution (the “Plan”) to liquidate and dissolve the Portfolio (the “Liquidation”) and terminate the Trust. A general description of the Plan is discussed below. The form of the Plan is attached hereto as Exhibit A.

Board Considerations in Approving the Proposed Plan

At a meeting on December 17, 2019, after careful consideration, the Board determined that the Liquidation would be in the best interests of the Portfolio, its shareholders and the Contract Owners. The Board considered that the Portfolio may not be viable on a continuing basis at its current asset level and that the Portfolio is unlikely to experience significant asset growth in the foreseeable future.

Summary of the Plan

The following is only a summary of the Plan. For a more complete understanding you are urged to read the Plan, a form of which is attached as Exhibit A, in its entirety.

Effective Date and Cessation of Business. Pending the requisite approval by the Portfolio’s shareholders, the Plan shall become effective at the close of business on or about April 24, 2020, or such other date as may be determined by the President of the Trust (the “Effective Date”), and the Portfolio will be liquidated and dissolved as promptly as practicable after the Effective Date.

Cessation of Business. Immediately following the close of business on the Effective Date, the Portfolio shall cease its business as a series of an investment company and shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all the Portfolio’s liabilities, and distributing its remaining assets to each of the Portfolio’s creditors and shareholders, as described under “Liquidating Distributions” below.

Liquidation of Assets. The Portfolio will cause the liquidation of its assets to cash form. The Portfolio is unable to predict when the complete liquidation of its portfolio holdings will be accomplished.

Payment of Debts and Distribution of Portfolio Property. As soon as practicable after the Effective Date, the Portfolio will pay, or make reasonable provision to pay, any known or reasonably ascertainable liabilities incurred or expected to be incurred. After paying or adequately providing for the payment of all liabilities, the Portfolio will make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Portfolio.

Dividends. As part of the Plan, with the intention to eliminate all liability of the Portfolio for corporate-level U.S. federal income and excise taxes imposed pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolio will, if necessary, declare and pay a dividend or dividends in an amount that, taking into account the Portfolio’s prior distributions occurring during the taxable year that qualify for the dividends-paid deduction, is sufficient to distribute (a) all of the Portfolio’s investment company taxable income (calculated without regard to the deduction for dividends paid) and net capital gain (both as defined by the Code) in each case earned or accrued: (i) in the current taxable year of the Portfolio through and including the date of the liquidation, and (ii) in any prior taxable year in respect of which, at the time of declaration and payment, the Portfolio is eligible to declare and pay a “spillback” dividend under Section 855(a) of the Code, and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code.

Dissolution. As promptly as practicable after the Effective Date, the Portfolio will be liquidated and dissolved and thereupon be deemed abolished and its designation as a series of the Trust no longer established.

Expenses of Liquidation. Expenses incurred by or allocable to the Portfolio in carrying out the liquidation of its portfolio will be borne by the Portfolio. However, Allianz Global Investors U.S. LLC, the investment manager of the Portfolio, and not the Portfolio, will bear expenses relating to this proxy solicitation.

Record of Termination. Following the distribution of Portfolio assets and the dissolution of the Portfolio, the Secretary of the Trust will cause the Plan to be filed with the records of the Trust, together with any other documents the Secretary of the Trust deems appropriate, as evidence of the fact of such dissolution.

Amendment of Plan. The Board may authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution.

Consequences to Contract Owners

A letter from the Insurance Company Sponsor of a Contract accompanies this Proxy Statement. Contract Owners should review that letter carefully for important information about their options for transferring Contract value before the Liquidation and about the investment option to which the liquidation proceeds will be transferred if they do not provide transfer instructions before the Liquidation. If the Plan is approved by Portfolio shareholders, and a Contract Owner has not transferred an investment in the Portfolio prior to the date of the Liquidation, the Contract Owner’s Contract value allocated to the Portfolio on the Liquidation date will be reinvested by the Insurance Company Sponsor of the Contract as described in the accompanying letter.

Generally, prior to the Liquidation, a Contract Owner may, in accordance with applicable rules under the Contract or any riders, reallocate investments in the Portfolio to any other investment option made available by the Contract. If a Contract Owner chooses to make such a transfer prior to the Liquidation, the corresponding Portfolio shares will be redeemed and the proceeds reinvested by the Insurance Company Sponsor pursuant to the instructions of the Contract

Owner. No liquidating distribution will be received by the Insurance Company Sponsor with respect to such shares. The rules under a Contract or a rider to a Contract may place restrictions on transfers among investment options. Contract Owners should consult the prospectus applicable to their Contract (available from the applicable Insurance Company Sponsor) or contact their Insurance Company Sponsor for more information.

If a Contract Owner has not transferred an investment in the Portfolio as of the date of the Liquidation, the Insurance Company Sponsor will receive a liquidating distribution from the Portfolio. If a Contract Owner fails to provide instructions regarding the reinvestment of the liquidating distribution, the proceeds will be invested by the Insurance Company Sponsor on behalf of the Contract Owner in another investment, as determined by the Insurance Company Sponsor, until instructions are received. Contract Owners should consult the Contract prospectus or contact their Insurance Company Sponsor for more information regarding alternative investment options, including any default option, and how to deliver investment instructions to the applicable Insurance Company Sponsor. Contract Owners who receive this proxy statement accompanied by a letter from their Insurance Company Sponsor should review any such letter carefully for important information about their options for transferring Contract value before the Liquidation and about the investment option into which Liquidation proceeds will be invested if they do not provide timely transfer instructions before the Liquidation.

U.S. Federal Income Tax Consequences

It is not expected that the Liquidation will create any tax liability for Contract Owners.

The foregoing is only a summary of the U.S. federal income tax consequences of the Liquidation and should not be considered tax advice. There can be no assurance that the Internal Revenue Service will concur with the statement above, or will not prevail in the assertion that the Liquidation creates a tax liability for Contract Owners. Contract Owners may wish to consult with their own tax advisers regarding the U.S. federal, state and local and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may apply in their particular circumstances.

REQUIRED VOTE

Approval of the Plan requires the affirmative vote of shareholders holding at least 66 2/3% of the issued and outstanding shares of the Portfolio. If the proposed Plan is not approved by the Portfolio’s shareholders, the Portfolio will continue to operate as a series of the Trust, with the same investment objectives as in the past, while the Board considers whether another course of action would benefit the Portfolio, its shareholders and the Contract Owners.

The Trustees of the Trust unanimously recommend that Contract Owners direct the voting of their shares FOR the approval of the Plan.

INFORMATION CONCERNING OUTSTANDING SHARES

At the close of business on the Record Date, 2,327,899.739 shares of the Portfolio were issued and outstanding.

As of the Record Date, to the best knowledge of the Portfolio, the officers and Trustees of the Trust as a group beneficially owned less than one 1% of the outstanding shares of the Portfolio and of the Trust as a whole.

As of the Record Date, to the best knowledge of the Portfolio, the following life insurance companies owned beneficially or of record more than 5% of the outstanding shares of the Portfolio:

Name	Number of Shares Owned	Percentage of Class Outstanding
Allianz Life Insurance Company of North America	1,844,441.087	79.23%
Allianz Life Insurance Company of New York	483,458.652	20.77%

As of the Record Date, to the knowledge of the Portfolio, each Contract Owner beneficially owned less than 5% of the outstanding shares of the Portfolio.

Allianz Life Insurance Company of North America may be deemed to be a control person of the Portfolio by virtue of record ownership of more than 25% of the outstanding voting securities of the Portfolio through its separate account as of the Record Date. Control persons may be able to determine the outcome of issues that are submitted to shareholders for vote.

OTHER INFORMATION

Other Matters to Come Before the Meeting

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the Insurance Company Sponsors or their proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and does not currently intend to hold any meeting of shareholders other than the Meeting. As such, the anticipated date of the next meeting of shareholders cannot be provided. The Board will call a special meeting of shareholders of the Trust, the Portfolio or a class thereof for the purpose of electing Trustees, for such other purposes as may be prescribed by law or for the purpose of taking action upon any other matter deemed by the Board to be necessary or desirable. If and to the extent required by the Investment Company Act of 1940, as amended, a meeting shall also be called by the Board for the purpose of considering the removal of a person serving as Trustee if it is requested in writing to do so by the holders of a voting interest in at least 10% of the outstanding shares of the Trust.

Shareholders who wish to submit proposals for inclusion in any future proxy solicitation material and/or at any future shareholder meeting should send their written proposals to the Trust’s Secretary at the Trust’s principal executive office within a reasonable time before the printing and mailing of such materials and/or such meeting. The timely submission of a proposal does not guarantee its inclusion. As discussed above, if the Liquidation is approved at the Meeting, the Portfolio and the Trust will be terminated promptly, and therefore the Board does not currently anticipate having opportunity for any future shareholder meetings.

Shareholder Reports. The Portfolio provides periodic reports to all shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive a copy of the Portfolio’s annual report for its fiscal year ended December 31 and a copy of any more recent semi-annual report, without charge, at https://us.allianzgi.com/en-us/products-solutions/vits, by calling 800-498-5413 or by writing the Portfolio at c/o Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019.

The names and addresses of the Portfolio’s investment manager and distributor are as follows:

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, New York 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, New York 10019

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders or Contract Owners instead of delivering one copy of a document to each shareholder or Contract Owner in the household. Shareholders or Contract Owners who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with, as applicable, one proxy card for each shareholder or one voting instruction card for each Contract. A shareholder or Contract Owner who received more than one copy of the Proxy Statement may elect to household in the future; a shareholder or Contract Owner who received a single copy of the Proxy Statement may opt out of householding in the future; and a shareholder or Contract Owner may, in any event, obtain an additional copy of this Proxy Statement by writing to the Portfolio at the following address: c/o Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019.

EXHIBIT A

PREMIER MULTI-SERIES VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio

Form of Plan of Liquidation, Termination and Dissolution

The following Plan of Liquidation, Termination and Dissolution (the “Plan”), dated as of December 17, 2019, of Premier Multi-Series VIT (the “Trust”), a business trust organized and existing under the laws of The Commonwealth of Massachusetts, that has operated as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and of its sole series, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”), is intended to accomplish the complete liquidation, termination and dissolution of the Trust together with the Portfolio, in conformity with the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust dated July 25, 2012 (the “Declaration”), and under Massachusetts law.

WHEREAS, at a meeting held on December 17, 2019, the Trust’s Board of Trustees (the “Trustees” or the “Board”) considered the matter and determined that it is advisable and in the best interests of the Trust and the Portfolio to terminate each of the Trust and the Portfolio, as provided in Section 4 of Article IX of the Declaration, pursuant to this Plan;

NOW, THEREFORE, the liquidation, termination and dissolution of the Trust and the Portfolio shall be carried out in the manner hereinafter set forth:

1.

Effective Date of Plan. This Plan shall become effective at the close of business on or about April 24, 2020, or such other date as may be determined by the President of the Trust (hereinafter the “Effective Date”), subject to the approval by a vote of shareholders holding at least 66 2/3% of the shares of the Portfolio, or by the Trustees by written notice to the shareholders of the shares of the Portfolio.

2.

Termination and Dissolution. Assuming all necessary approvals have been timely received, the Trust shall be deemed terminated on the Effective Date. As promptly as practicable after the Effective Date, consistent with the provisions of this Plan, the Trust and the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law (the date of such liquidation and dissolution, the “Liquidation Date”).

3.

Cessation of Business. After the Effective Date, (i) the Portfolio shall cease its business as a series of an investment company and shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Portfolio’s liabilities as provided in Section 5 herein, and distributing its remaining assets to each of the Portfolio’s creditors and shareholders (“Shareholders”), and (ii) the Trust shall cease its business as an investment company and shall not engage in any business activities except for the purpose of winding up its affairs, provided that the Portfolio will continue to meet the diversification test under section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) and otherwise qualify for treatment as a regulated investment company for all taxable years ending on or before the Liquidation Date.

4.	Liquidation of Assets. Each of the Portfolio and the Trust shall cause the conversion of its assets to cash form, as is practicable, consistent with the terms of the Plan.

5.

Payment of Debts and Distribution of Trust Property. As soon as practicable after the Effective Date, the Trust and the Portfolio shall pay, or make reasonable provision to pay, in full, all known or reasonably ascertainable liabilities of the Trust and the Portfolio including, without limitation, all charges, taxes and expenses of the Trust and the Portfolio, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Trust and the Portfolio. After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as the President of the Trust may deem appropriate, the Portfolio shall distribute all of its remaining property, in cash or in kind or partly each, among its shareholders according to their respective rights.

6.

Dividends. As part of the Plan, with the intention to eliminate all liability of the Trust and the Portfolio for corporate-level U.S. federal income and excise taxes imposed pursuant to Code, the Portfolio shall declare one or more dividends on such one or more dates to be determined by the Treasurer of the Trust, to be paid at any time after the Effective Date, and on or before the Liquidation Date, as the Treasurer of the Trust may deem necessary or appropriate, in an amount that, taking into account the Portfolio’s prior distributions occurring during the taxable year that qualify for the dividends-paid deduction under Section 561 of the Code, is sufficient to distribute (a) all of the Portfolio’s investment company taxable income (calculated without regard to the deduction for dividends paid) and net capital gain (both as defined by the Code) in each case with respect to each of: (i) the current taxable year of the Portfolio through and including the date of the liquidation, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Portfolio is eligible to declare and pay a “spillback” dividend under Section 855(a) of the Code, and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code. For purposes of the foregoing, the total and per share amounts of such dividends shall be determined by the Treasurer of the Trust and such determinations shall be binding and conclusive for all purposes.

7.

Applicable Code Provisions. This Plan is intended to, and shall, constitute a plan of liquidation constituting the complete liquidation of the Portfolio, as described in Section 331, or 332, as the case may be, and Section 562(b) of the Code.

8.

Expenses of Liquidation, Termination and Dissolution. Allianz Global Investors U.S. LLC, the investment manager of the Portfolio, will bear the full cost of the proxy solicitation to approve this Plan. The other expenses incurred by or allocable to (i) the Portfolio and (ii) the Trust, as a whole, in carrying out this Plan and liquidating and dissolving the Portfolio and terminating and dissolving the Trust, shall be borne by (i) the Portfolio and (ii) the Trust, respectively.

9.

Record of Termination. Following the termination of the Trust and distribution to shareholders as provided in Section 5 above, the Secretary of the Trust shall cause the original of this Plan to be filed with the records of the Trust, together with any other documents the Secretary deems appropriate, as evidence of the fact of such termination.

10.

Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Trust, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or appropriate to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Massachusetts law.

11.

Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Trust and the Portfolio in accordance with the purposes intended to be accomplished by this Plan.

12.	Counterparts. This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

13.

Notice. A copy of the Declaration is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

Proxy for the Special Meeting of Shareholders of RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) To

Be Held on March 20, 2020

The undersigned hereby appoints Thomas J. Fuccillo, Scott Whisten and Angela Borreggine, and each of them separately, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and vote all shares of the Portfolio that the undersigned is entitled to vote at the Meeting of Shareholders of the Portfolio, the sole series of Premier Multi-Series VIT, and any and all adjournments thereof (the “Meeting”). The Meeting will be held on March 20, 2020 at the offices of Allianz Global Investors U.S. LLC, located at 1633 Broadway, New York, New York 10019 at 9:00 a.m. (Eastern Time).

The undersigned acknowledges receipt of the Notice of Meeting of Shareholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the Meeting.

[ADDRESS LINE 1]

[ADDRESS LINE 2]

[ADDRESS LINE 3]

[ADDRESS LINE 4]

[ADDRESS LINE 5]

[ADDRESS LINE 6]

[ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date this proxy. Please sign exactly as your name appears hereon. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. For corporations an authorized officer should sign in full corporate name.

Signature	Date
Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

To vote by Telephone:

1)	Read the Proxy Statement and have your proxy at hand.

2)	Call toll-free 866-811-1442.

3)	Follow the simple instructions.

To vote by Internet:

1)	Read the Proxy Statement and have your proxy at hand.

2)	Log on to https://vote.proxyonline.com/ and enter the control number that appears in the box to the right.

3)	Follow the simple instructions.

To vote by Mail:

1)	Read the Proxy Statement.

2)	Vote on the reverse side, sign and date where indicated above, and return the proxy in the postage-paid envelope provided.

We encourage you to vote by telephone or internet. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

You can find the Proxy Statement online at https://us.allianzgi.com/en-us/products-solutions/vits.

RCM Dynamic Multi-Asset Plus VIT Portfolio

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the undersigned’s vote will be cast “FOR” the proposal. This proxy will be voted in the discretion of the persons named as proxies with respect to any other matter that properly comes before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PREMIER MULTI-SERIES VIT, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ∎

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve a proposal to liquidate and dissolve RCM Dynamic Multi-Asset Plus VIT Portfolio and terminate Premier Multi-Series VIT, as set forth in the Plan of Liquidation, Termination and Dissolution, all as described in the accompanying Proxy Statement.	☐	☐	☐

Voting Instruction Card

INSERT INSURANCE COMPANY SPONSOR NAME HERE

Separate Account Interest Held in

RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”)

As the owner of a variable annuity contract or certificate and/or variable life insurance policy (a “Contract”) with Contract value allocated to the Portfolio through a separate account established by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York (each, an “Insurance Company Sponsor”), the undersigned, revoking any previous voting instructions, hereby instructs the above-named Insurance Company Sponsor to vote as indicated on the voting instruction card the shares attributable to the Contract for which the undersigned is entitled to give voting instructions at the Meeting of Shareholders of the Portfolio, a series of Premier Multi-Series VIT, and any and all adjournments thereof (the “Meeting”). The Meeting will be held on March 20, 2020 at the offices of Allianz Global Investors U.S. LLC, located at 1633 Broadway, New York, New York 10019 at 9:00 a.m. (Eastern Time).

The Insurance Company Sponsor of your Contract will vote shares attributable to your Contract as you indicate, or if this form is returned with no direction indicated, the Insurance Company Sponsor will vote shares attributable to your Contract “FOR” the proposal. With respect to those shares for which no voting instructions have been received on or before March 20, 2020, the Insurance Company Sponsors will vote shares FOR, AGAINST and ABSTAIN in the same proportion as those shares for which voting instructions have been received.

By signing and dating below, you instruct the Insurance Company Sponsor of your Contract to vote shares of the Portfolio attributable to your Contract at the Meeting as indicated. The Insurance Company Sponsor of your Contract and any proxies appointed by it are authorized to transact such other business as may properly come before the Meeting.

The undersigned acknowledges receipt of the Notice of Meeting of Shareholders and accompanying Proxy Statement relating to this Voting Instruction Card.

[ADDRESS LINE 1]

[ADDRESS LINE 2]

[ADDRESS LINE 3]

[ADDRESS LINE 4]

[ADDRESS LINE 5]

[ADDRESS LINE 6]

[ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date this voting instruction card. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. For corporations an authorized officer should sign in full corporate name.

Signature	Date
Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

To vote by Telephone:

1)	Read the Proxy Statement and have your Voting Instruction Card at hand.

2)	Call toll-free 866-811-1442.

3)	Follow the simple instructions.

To vote by Internet:

1)	Read the Proxy Statement and have your Voting Instruction Card at hand.

2)	Log on to https://vote.proxyonline.com/and enter the control number that appears in the box to the right.

3)	Follow the simple instructions.

To vote by Mail:

1)	Read the Proxy Statement.

2)	Vote on the reverse side, sign and date where indicated above, and return the Voting Instruction Care in the postage-paid envelope provided.

We encourage you to vote by telephone or internet. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

You can find the Proxy Statement online at https://us.allianzgi.com/en-us/products-solutions/vits.

RCM Dynamic Multi-Asset Plus VIT Portfolio

The votes for which the undersigned is entitled to give voting instructions will be cast according to instructions given below with respect to the proposal. If this voting instruction card is executed but no instruction is given, the undersigned acknowledges that the votes for which the undersigned is entitled to give voting instructions will be cast by the proxies, or any of them, “FOR” the proposal.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE INSURANCE COMPANY SPONSOR OF YOUR CONTRACT AND THE BOARD OF TRUSTEES (THE “BOARD”) OF PREMIER MULTI-SERIES VIT. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ∎

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve a proposal to liquidate and dissolve RCM Dynamic Multi-Asset Plus VIT Portfolio and terminate Premier Multi-Series VIT, as set forth in the Plan of Liquidation, Termination and Dissolution, all as described in the accompanying Proxy Statement.	☐	☐	☐